                                  SCHEDULE 14C

                        DEFINITIVE INFORMATION STATEMENT

        PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ] Preliminary information statement      [ ] Confidential, for use of the
                                               Commission only (as permitted by
                                               Rule 14c-5(d)(2))

[X] Definitive information statement

                   DAC TECHNOLOGIES GROUP INTERNATIONAL, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14-c-5 (g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

    [ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)   Amount Previously Paid:

         (2)   Form, Schedule or Registration Statement No:

         (3)   Filing Party:

         (4)   Date Filed:

                  DAC TECHNOLOGIES GROUP INTERNATIONAL, INC.
                         3200 N. OCEAN BLVD., SUITE 1006
                          FT. LAUDERDALE, FLORIDA 33308


                                JANUARY 18, 2001

                        DEFINITIVE INFORMATION STATEMENT

THIS STATEMENT IS FOR INFORMATION PURPOSES ONLY. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         We are in the business of developing, marketing and outsourcing the manufacture of various consumer products, patented and unpatented, designed to enhance and provide security for the consumer and for his property. We have placed particular emphasis on gun safety because it has become a prominent national issue due to the recent rash of school and workplace violence. We believe that there will be a continual public mandate for our federal, state and local governments to pass gun safety legislation on all guns manufactured. With over 220 million firearms in the U.S. alone, we believe we will be a major presence in the gun lock market.

         This Information Statement will be mailed to our shareholders within the time periods required by Rules 14c-2 and 14c-5, in connection with the adoption, by a majority of the Company's shareholders entitled to take action thereon, of the Amendment to the Company's Articles of Incorporation contained as Exhibit A to this Information Statement and the adoption of the DAC Technologies Group International, Inc. 2000 Equity Incentive Plan, as set forth on Exhibit B to this Information Statement.

         Section 607.0704 of the Florida Statutes allows any action that can be taken at an annual or special meeting of shareholders to be taken without a meeting, without prior notice and without a vote if the action is taken by a majority of the holders of outstanding stock of each voting group entitled to vote. Common stock is our sole class of outstanding shares.


         As of November 27, 2000, Phoenix Mortgage, H & L Holdings, Gerald E. Hannahs, Jr., Dan R. Lasater, David A. Collins, and the Collins Family Trust (collectively "the Majority Common Shareholders"), who hold 63.84% of the outstanding voting stock of DAC authorized by written action, our adoption of:


         An amendment, in the form of Exhibit A hereto (the "Amendment"), to our Certificate of Incorporation, as amended, to provide for an increase in our authorized Common Stock from 10,000,000 shares to 50,000,000 shares, $.001 par value and to authorize 10,000,000 shares of $.001 par value Preferred Stock.

         The adoption of the DAC Technologies Group International, Inc. 2000 Equity Incentive Plan, in the form set forth on Exhibit B hereto.

         The Majority Shareholders were entitled to, and voted the number of shares set forth opposite their names.



                         # OF COMMON
                         SHARES                       % OF COMMON
 NAME                    OUTSTANDING (1)              SHARES
 ----------------        -----------------            --------------
H & L Holdings                 88,390                         1.7%

Phoenix Mortgage              205,640                         3.9%

Gerald E. Hannahs, Jr.        960,485                       18.32%

Dan R. Lasater                960,485                       18.32%

David A. Collins              316,750                        6.04%

Collins Family Trust          815,750                       15.55%

         TOTAL              3,347,500                       63.84%





         H & L Holdings and Phoenix Mortgage are jointly controlled by Gerald Hannahs, Jr. and Dan Lasater. David Collins is the Trustee of the Collins Family Trust with full voting power. The beneficiaries of the Collins Family Trust are Payton P. Collins and David A. Collins, Jr.


         The Board of Directors believes that it is advisable and in the best interests of the Company to have available additional authorized but unissued shares of Common and Preferred Stock in an amount adequate to provide for future needs. The Board of Directors also believes that it is advisable and in the best interests of the Company to adopt the 2000 Equity Incentive Plan.

         Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of these corporate actions before they take effect.

ACTION TAKEN

         DAC, as authorized by the necessary approvals of a majority of the holders of its Common Stock (the sole class of stock authorized by DAC prior to the Amendment), has approved (i) the adoption of an amendment, in the form of Exhibit A hereto, to the Company's Articles of Incorporation, as amended, to provide for an increase in our authorized Common Stock from 10,000,000 shares to 50,000,000 shares, $.001 par value and to authorize 10, 000,000 shares of $.001 par value Preferred Stock; and (ii) the adoption of the DAC Technologies Group International, Inc. 2000 Equity Incentive Plan, in the form set forth on Exhibit B hereto.

         The Majority Shareholders consent with respect to the Amendment and the 2000 Equity Plan will take effect 20 days from the date this Information Statement is first sent to shareholders.

         In addition to the increase in our authorized Common Stock, the Amendment also authorizes the issuance of "blank check" preferred stock with such designations, rights, and preferences as may be determined from time to time by the board of directors. Accordingly, the board of directors is empowered, without stockholder approval, to designate and issue additional series of preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of our Common Stock. In addition, in the event of issuance, the preferred stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company.

NO DISSENTERS' RIGHTS

         None of the corporate actions described in this Information Statement will afford to stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

PURPOSE OF THE AMENDMENT

         DAC believes that it is advisable and in its best interests to have available additional authorized but unissued shares of Common Stock in an amount adequate to provide for the Company's future needs. The additional shares also will be available for issuance from time to time by DAC in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. DAC believes that this step is necessary, in order to attract potential new equity capital and carry out the Company's business objectives.

         In addition, on September 11, 2000, DAC entered into a Letter of Intent with Solid ISG Capital Markets, LLC to underwrite a public offering, on a "firm commitment" basis. It is anticipated that the offering will be of approximately one million shares of Common Stock at approximately $6.00 to $8.00 per share. In connection with the offering it is anticipated that the underwriter will require a reverse split of the outstanding Common Stock before the offering is consummated. If a reverse split is required, DAC will effectuate the reverse through a Board of Directors action. Florida law requires that if a reverse split is effectuated by a Board of Directors action the authorized shares must be decreased proportionately. Therefore the increase of authorized Common Stock is necessary so that after the reverse split, DAC will have enough authorized Common Stock to carry out its business purposes, as stated in the previous paragraph. Moreover, if the reverse split is effectuated DAC intends to issue to its existing shareholders of record, on a date preceding the reverse split and the sale of shares in the offering, a stock dividend of Series A



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



Convertible Preferred Shares equal to the difference between the number of Common Shares they held prior to the reverse split and the number of Common Share they will hold after the reverse split. The Series A Convertible Preferred will be designated as convertible into Common Stock of DAC on a one-for-one basis, without further consideration, upon the occurrence of a 50% increase in DAC's earnings over DAC's earnings for the comparable quarter of the prior year, but in no event will the Series A Convertible Preferred be convertible sooner than one year from the date of issuance. The Series A Convertible Preferred will be designated as non-voting and will have no premium or dividend rights.

         The ratio for the reverse split has not yet been determined, consequently after the Series A Convertible Preferred shares are issued to our shareholders, there may be a substantial amount of Preferred Stock available for future issuance.

         The Preferred Shares authorized by the Amendment are considered "blank check," preferred stock. This means that the board of directors is empowered, without stockholder approval, to designate and issue additional series of preferred stock with dividend, liquidation, conversion, voting, or other rights, including the right to issue convertible securities with no limitations on conversion. Any such designations and issuances, could:

         - Adversely affect the voting power or other rights of the holders of our common stock.

         -     Substantially dilute the common shareholder's interest.

         -     Depress the price of our common stock.

The Board of Directors, by the issuance of preferred stock, could make it more difficult for a third party to acquire us, even if the acquisition would be beneficial to you. You may not realize the premium return that stockholders may realize in conjunction with corporate takeovers.

PURPOSE OF THE 2000 EQUITY PLAN

         The purpose of the DAC TECHNOLOGIES GROUP INTERNATIONAL INC. 2000 Equity Incentive Plan is to promote the interests of DAC by enabling us to motivate, attract, and retain the services of persons upon whose judgment, efforts, and contributions the success of DAC's business depends. The Plan is further intended to align the personal interests of such persons with the interests of our stockholders through equity participation in our growth and success. We believe that the adoption of the 2000 Equity Plan will enhance our ability to attract and retain qualified employees, consultants, officers and directors by enabling us to create stock options, incentives and rewards for their contributions to the success of the Company. Moreover, in order to compete compensation wise with other companies that have substantially more monetary and other resources we believe that it is vital that we have the ability to create and issue stock options, incentives and rewards.




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


DESCRIPTION OF THE 2000 EQUITY INCENTIVE PLAN

         The maximum number of shares that can be granted under this Plan is 1,000,000 shares of common stock. To the extent that a Stock Right under the Plan is forfeited, terminates, expires, lapses for any reason or is not delivered any shares of Stock subject to the Stock Right will again be available for the grant of a Stock Right under the Plan. To the extent any shares of Stock covered by a Stock Right are not delivered to a Participant or beneficiary because the Stock Right is forfeited, terminates, expires or lapses for any reason, or the shares of Stock are not delivered because the Stock Right is settled in cash, such shares shall not be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. Any shares of Stock tendered (by delivery or attestation) to the Company in connection with payment for Stock purchased pursuant to the Plan or payment of withholding taxes with respect to any Stock Right shall be added back to the aggregate number of shares reserved and available for Stock Rights under the Plan and only the number of shares of Stock issued net of the number of shares tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.


         The Plan contains certain limitations on the number of options and shares that can be granted, the exercise price of the Incentive and Non-Qualified Options and those eligible to receive stock rights.


         The Plan will be administered by the Company's Board of Directors. The Board may, in its discretion, delegate its powers with respect to the Plan to an employee benefit plan committee or any other committee. The Board or Committee, as the case may be, has the power to

         (a)   Designate Participants;

         (b) Determine the type or types of Stock Rights to be granted to each Participant;

         (c) Determine the number of Stock Rights to be granted and the number of shares of Stock subject to a Stock Right;

         (d) Prescribe the form of each Stock Right Agreement, which need not be identical for each Participant;

         (e) Determine the terms and conditions of any Stock Right granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Stock Right, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of a Stock Right.

         (f) Determine whether, to what extent, and under what circumstances a Stock Right may be settled in, or the exercise price of a Stock Right may be paid in, cash, Stock, other



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


               Stock Rights, or other property, or a Stock Right may be canceled, forfeited, or surrendered;

         (g) Decide all other matters that must be determined in connection with a Stock Right;

         (h) Establish, adopt, or revise any rules or regulations, as it may deem necessary or advisable to administer the Plan;

         (i) Interpret the Plan, any Stock Right, and any Stock Right Agreement in its discretion; and make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan.

          Stock Rights may be granted to members of the Committee, whether such grants are in their capacity as directors, officers or consultants, but no discretionary Stock Rights shall be granted to any person who is, at the time of the proposed grant, a member of the Committee unless it has been approved by a majority vote of the disinterested members of the Committee.

          Stock Rights Agreements may contain a provision pursuant to which a Participant who pays all or a portion of the exercise price of an Option or the tax required to be withheld pursuant to an exercise of an Option by surrendering shares of Stock to be automatically granted an Option for the purchase of Stock equal to the number of shares surrendered.

INTEREST OF CERTAIN PERSONS

          If the reverse split is effectuated, all of the then existing Common shareholders, including the Majority Shareholders will benefit from the authorization of the Preferred shares, in that they will receive a pro rata stock dividend of Series A Convertible Preferred Shares equal to the difference between the number of Common Shares they held prior to the reverse split and the number of Common Shares they will hold after the reverse split. In addition, all shareholders, including the Majority Shareholders will benefit from the increase in the authorized Common Stock in that they will be able to convert their Series A Preferred Shares.


         David A. Collins, James R. Pledger and Robert C. Goodwin may benefit from the adoption of the 2000 Equity Incentive Plan. As officers, directors and employees of DAC they may be entitled to receive stock options and stock awards under the Plan. David Collins, and the Collins Family Trust are among the group comprising Majority Shareholders who voted for the Plan. Others include H&L Holdings and Phoenix Mortgage, both of which are jointly controlled by Gerald Hannahs, Jr. and Dan Lasater. David Collins is the Trustee of the Collins Family Trust with full voting power. The beneficiaries of the Collins Family Trust are Payton P. Collins and David A. Collins, Jr.


          The following sets forth the names and ages of our executive officers and directors. Directors are elected annually at our annual meeting of stockholders, and serve for the one year term for which they are elected and until their successors are duly elected and qualified. Our officers are appointed by the board of directors and serve at the board's discretion.



          NAME                AGE      POSITION                        TERM
          ----                ---      --------                        ----
          David A. Collins    55       Chairman, CEO/Director        2000-2001

          James R. Pledger    53       President/ Director           2000-2001

          Robert C. Goodwin   44       CFO/Director                  2000-2001



          David A. Collins has served as the Company's President and CEO since its inception in July 1998 until September 15, 2000, when he resigned as President. From 1992 continuously until September 1998, Mr. Collins was President and CEO of DAC Technologies of America, Inc., an Arkansas corporation ("DAC Arkansas") and the Company's predecessor.



          James R. Pledger has been the President of the Company since September 15, 2000. From 1996 to July 2000, Mr. Pledger was National Sales Manager and chief sales officer of GLOCK, Inc., the Austrian based manufacture of semiautomatic pistols and equipment for police, military and civilian markets. Prior to joining GLOCK, Inc., Mr. Pledger retired from the Federal Bureau of Investigation after a thirty year career


          Robert C. Goodwin has served as the Company's CFO since its inception in July 1998, as well as DAC Arkansas continuously since 1993.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT OF 1934

          Section 16(a) Beneficial Ownership Reporting Compliance Based upon the Company's review of forms filed by directors, officers and certain beneficial owners of the Company's common stock (the "Section 16 Reporting Persons") pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company has identified the following Form 4 filings that were filed late by the Section 16 Reporting Persons during fiscal 2000


          Larry Legal

          Gerald E. Hannahs, Jr.

          Robert C. Goodwin

          James R. Pledger

          The Company is not aware of any failures by the Section 16 Reporting Persons to file the forms required to be filed by them pursuant to Section 16 of the Exchange Act.

DESCRIPTION OF COMMON STOCK


          We are presently authorized to issue 10,000,000 shares of common stock, par value $0.001 per share, of which 5,243,000 shares were issued and outstanding as of January 10, 2001. All of the issued and outstanding common stock is fully paid and non-assessable. Each share of common stock entitles the holder thereof to one vote in the election of directors and all other matters upon which stockholders are entitled to vote. There are no cumulative voting rights, which means that the holders of more than 50% of the outstanding shares voting for the election of directors can elect all of the directors to be elected, if they so choose. In such event, the holders of the remaining shares will not be able to elect any of our directors. Each share of common stock entitles the holder thereof to receive cash dividends as the Board of Directors may declare from funds legally available therefor. However, we do not intend to declare any dividend on our common stock in the foreseeable future. There are no preemptive rights with respect to our common stock. Upon the liquidation, dissolution or winding up of the affairs of the Company, and after payment of creditors, the assets legally available for distribution will be divided ratably on a share-for-share basis among the holders of the outstanding shares of common stock. The transfer agent and registrar for our common stock is Florida Atlantic Stock Transfer, Tamarac, FL.



          There has been trading in our Common Stock since June 19, 2000. Our stock is traded on the OTC:BB under the symbol DAAT. We have no outstanding options, warrants or other securities that could be converted into Common Stock. As of January 10, 2001, there were approximately 50 holders of record of our 5,243,000 shares of Common Stock outstanding. For the Quarter ended September 30, 2000, the high and low bid of our Common Stock was $3.625 and $0.687, respectively. On January 10, 2001, the closing price of out Common Stock was $1.01.


         Stocks trading on the OTC Electronic Bulletin Board generally attract a smaller number of market makers and a less active public market. Moreover, since our common stock is traded on the OTC Electronic Bulletin Board, investors may find it difficult to dispose of or obtain accurate quotations as to the value of our common stock.

          We will need more working capital to continue our operations. If we raise additional capital by issuing equity or convertible debt securities, the percentage ownership of our then-current stockholders will be reduced, and such securities may have senior rights, preferences, or privileges.

RESTRICTED COMMON STOCK ISSUANCES


          On July 31, 1998, we issued 3,630,000 founders' shares of Common Stock to principally the same stockholders namely David A. Collins, Gerald Hannahs and Dan Lasater, and in the same ratio as their ownership ratio in DAC Arkansas,. Because these persons had a preexisting relationship with us and access to relevant information concerning us, the issuance of such securities was exempt from the registration requirements of the Securities Act pursuant to the exemption set forth in Section 4(2) of the Securities Act. These shares were issued for par value, $0.001. These shares may only be sold in compliance with Rule 144. Of the 5,243,000 shares currently outstanding, 4,402,900 shares are restricted securities within the meaning of Rule 144(a)(3) promulgated under the Securities Act of 1933, as amended, because such shares were issued and sold by the Company in private transactions not involving a public offering.


          On December 31, 1998, pursuant to an offering, we sold 1,000,000 shares of our Common Stock for $200,000 or $0.20 per share to 15 investors who were either accredited or otherwise sophisticated investors, with whom we had pre-existing relationships and who had access to relevant information concerning the Company, in a private placement exempt from registration under the Securities Act in reliance on Rule 504 of Regulation D of the Securities Act. Approximately 500,000 shares of the offering were made to affiliates of the Company. At the same time, we issued 30,000 shares of Common Stock for legal services to our former securities counsel, Atlas, Pearlman, Trop and Borkson, P.A.


          On December 23, 1998, Uni Skit, one of our major suppliers, agreed to convert $251,936 of its debt to 165,000 of our common shares. The transaction was made in reliance on Section 4(2) of the Securities Act, as the purchaser was sophisticated, had full access to all material information and took the shares for investment purposes.


          In April 1999, pursuant to a private placement, we sold 199,500 shares of our Common Stock for $39,500 or $0.20 per share to 3 investors who were either accredited or otherwise sophisticated and with whom we had a pre-existing relationship and who had access to all material information. The transaction was exempt under Rule 504 of Regulation D of the Securities Act.

          On May 1, 2000, pursuant to a consulting agreement entered into by the Company with James R. Pledger, the Company issued and registered on Form S-8 Registration Statement 37,500 shares of common stock as consideration for Mr. Pledger's services.

          On June 5, 2000, the Company issued 5000 and 1000 restricted shares to Robert C. Goodwin, the Company's CFO and Allan M. Lerner, the Company's securities counsel, respectively, for services, pursuant to Section 4(2) of the Act in a transaction not involving a public offering.


         On June 12, 2000, the Company entered into a consulting agreement with International Equities Group to develop strategic plans, find candidates for acquisitions and mergers and increase sales. On June 16, 2000, as payment for services to be rendered to the Company, 100,000 shares of restricted common stock were issued to International Equity's President, Joseph Safina. Twenty-Five thousand of the shares were delivered to Joseph Safina and the remaining seventy-five thousand shares are being held in escrow by the Company pending completion of the services to be performed.

         The issuance of substantial additional shares may effectuate a change of control of the Company.

PRINCIPAL STOCKHOLDERS


         The following table sets forth the beneficial ownership of Common
Stock of the Company as of January 10, 2001 as to (a) each person known to the Company who beneficially owns more than 5% of the outstanding shares of its Common Stock; (b) each current director executive officer; and (c) all executive officers and directors of the Company as a group, calculated as required by the Act.





NAME AND ADDRESS                  NUMBER OF SHARES OWNED    % OF OUTSTANDING
OF BENEFICIAL OWNER               BENEFICIALLY              SHARES OF COMMON STOCK[5]
-------------------               ------------              -------------------------

Gerald E. Hannahs, Jr.              1,107,500[1]                   21.12%
7710 Leatha Lane
Little Rock, AR 72211

Dan R. Lasater                      1,107,500[1]                   21.12%
Hinson Rd.
Little Rock, AR

David A. Collins[2]                   316,750                       6.0 %
3200 N. Ocean Blvd. #1006
Ft. Lauderdale, FL 33308

Collins Family Trust                  815,750[3]                   15.56%
c/o Dave Collins
3200 N. Ocean Blvd. #1006
Ft. Lauderdale, FL 33308

Collins Children's Trust              486,000                        9.3%
c/o Kimberly Talley
23923 Mashburn Trail
Little Rock, Arkansas 72210



[1] 88,390 and 205,640 shares are held respectively by H & L Holdings and Phoenix Mortgage, companies jointly controlled by Gerald Hannahs, Jr. and Dan Lasater, each has been allocated 1/2 the combined shares or 197,525 shares.

[2] David Collins is the Trustee and is deemed the beneficial owner of the shares of Collins Family Trust with full voting power.


[3] Percentage of ownership is based on 5,243,00 shares of Common Stock outstanding as of January 10, 2001 plus each person's options that are exercisable within 60 days. Shares of Common Stock subject to stock options that are exercisable within 60 days are deemed outstanding for computing the percentage of that person and the group.






BY ORDER OF THE BOARD OF DIRECTORS THIS 28TH DAY OF NOVEMBER 2000.





                           BY: /s/ DAVID A. COLLINS, CHIEF EXECUTIVE OFFICER AND
                                                     CHAIRMAN

                                    EXHIBIT A

             FORM OF PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

                              ARTICLES OF AMENDMENT

                   DAC TECHNOLOGIES GROUP INTERNATIONAL, INC.

Pursuant to the written actions dated November 15, 2000 duly executed by a majority of the shareholders of DAC Technologies Group International, Inc. entitled to vote thereon, and ratification of such written action by the Company's Board of Directors, the Corporation's Articles of Incorporation to provide for and increase in the authorized Capital Stock, pursuant to the relevant provisions of Chapter 607 of the Florida Statutes are hereby Amended as follows:

                                   ARTICLE I

         The name of the corporation is DAC TECHNOLOGIES GROUP
         INTERNATIONAL, INC.

Article III of the Company's Articles of Incorporation are hereby amended as follows:

                                   ARTICLE III

         The aggregate number of shares of common stock this Corporation shall have the authorization to issue shall be 50,000,000 shares, $.001 par value.

         The aggregate number of preferred shares this Corporation shall have the authority to issue shall be 10,000,000 shares, $.001 par value, the rights, preferences and face value of which are to be designated by the Corporation's Board of Directors.

         Except as amended above, the remainder of the Company's Articles of Incorporation and Amendments thereto shall remain unchanged, and are hereby ratified and confirmed.

         The foregoing Amendments to the Articles of Incorporation were duly adopted on November 15, 2000 by written action by a majority of the holders of the Corporation's Common Stock, $.001 par value and approved by a sufficient number of votes pursuant to the Florida Statutes.



         ATTESTED TO:                        DAC TECHNOLOGIES GROUP
                                             INTERNATIONAL, INC., INC

         By:__________________________       By: ______________________________

         Name:________________________       Name:_____________________________

         Title:_______________________       Title:____________________________

                                    EXHIBIT B

                   DAC TECHNOLOGIES GROUP INTERNATIONAL, INC.

                           2000 EQUITY INCENTIVE PLAN


                               ARTICLE 1: PURPOSE

         1.1 GENERAL. The purpose of the DAC TECHNOLOGIES GROUP INTERNATIONAL INC. 2000 Equity Incentive Plan (the "Plan") is to promote the interests of DAC TECHNOLOGIES GROUP INTERNATIONAL INC. (the "Company"), by enabling the Company to motivate, attract, and retain the services of persons upon whose judgment, efforts, and contributions the success of the Company's business depends. The plan is further intended to align the personal interests of such persons with the interests of stockholders of the Company through equity participation in the Company's growth and success. Capitalized terms not otherwise defined in the text are defined in Article 14.

                        ARTICLE 2: EFFECTIVE DATE; TERM.

         2.1 EFFECTIVE DATE. The Plan shall become effective at the date and time of its approval by the stockholders of the Company (the "Effective Date").

         2.2 TERM. This Plan shall terminate on the tenth (10th) anniversary of the Effective Date, subject to Article 12.

                     ARTICLE 3: SHARES SUBJECT TO THE PLAN.

         3.1 NUMBER OF SHARES. The maximum number of shares of Stock reserved and available for delivery pursuant to Stock Rights or which may be used to provide a basis of measurement or valuation of a Stock Right shall be equal to the sum of (a) 1,000,000 shares, plus (b) the additional shares of Stock described below in this Article 3. The limitations of this Article 3 shall be subject to adjustment as provided in Section 11.1.

         3.2 LAPSED STOCK RIGHTS. To the extent that a Stock Right under the Plan is forfeited, terminates, expires, or lapses for any reason, any shares of Stock subject to the Stock Right will again be available for the grant of a Stock Right under the Plan. To the extent any shares of Stock covered by a Stock Right are not delivered to a Participant or beneficiary because the Stock Right is forfeited, terminates, expires or lapses for any reason, or the shares of Stock are not delivered because the Stock Right is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

         3.3 PAYMENTS IN STOCK. Any shares of Stock tendered (by delivery or attestation) to the Company in connection with payment for Stock purchased pursuant to the Plan or any Predecessor Plan or payment of withholding taxes with respect to any Stock Right shall be added back to the aggregate number of shares reserved and available for Stock Rights under the Plan and only the number of shares of Stock issued net of the number of shares tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

         3.4 LIMITATIONS. Subject to adjustment as provided in Section 11.1, the following additional limitations apply under the Plan:

         (a) The maximum number of shares of Stock that may be delivered pursuant to Stock Rights of Incentive Stock Options, Non-Qualified Stock Options or other Stock Rights shall be 1,000,000 shares.

         (b) In no event shall the aggregate fair market value (determined at the time an Incentive Stock Option is granted) of Common Stock for which Incentive Stock Option's granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

                  (c) The maximum payment that can be made for Stock Rights granted to any one individual pursuant to Section 8 (Stock-Reference Stock Rights) shall be $500,000 for any single or combined performance goal established for any annual performance. If a Stock Right granted under Section 8 is, at the time of grant, denominated in shares, the value of the shares of Stock for determining this maximum individual payment amount will be the Fair Market Value of the shares of Stock on the first day of the applicable performance period.

         3.5 STOCK DISTRIBUTED. Any Stock distributed pursuant to a Stock Right may consist, in whole or in part, of authorized and unissued Stock, treasury Stock, or Stock purchased on the open market.

                             ARTICLE 4: ELIGIBILITY.

         4.1 GENERAL. Stock Rights may be granted only to an individual who is an officer, director or employee (including employees who also are directors or officers), consultants, independent contractors, or advisers of the Company or a Subsidiary, and to other individuals the Company or a Subsidiary proposes to engage in one of the foregoing capacities, as determined by the Committee.

                           ARTICLE 5: ADMINISTRATION.

         5.1 ADMINISTRATORS. The Plan will be administered by the Company's Board of Directors (the "Committee"). The Board may, in its discretion, delegate its powers with respect to the Plan to an employee benefit plan committee or any other committee. A majority of the members of any such

Committee shall constitute a quorum, and all determinations of the Committee shall be made by the majority of its members present at a meeting. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by all of the Committee members.

         5.2 AUTHORITY OF THE COMMITTEE. Subject to ratification of the grant or authorization of each Stock Right by the Committee (but only if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the exclusive power, authority, and discretion to:

             (a) Designate Participants;

             (b) Determine the type or types of Stock Rights to be granted to each Participant.

             (c) Determine the number of Stock Rights to be granted and the number of shares of Stock subject to a Stock Right;

             (d) Prescribe the form of each Stock Right Agreement, which need not be identical for each Participant;

             (e) Determine the terms and conditions of any Stock Right granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Stock Right, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of a Stock Right and accelerations or waivers thereof, any performance criteria, and any modification or amendment of any Stock Right previously granted, based in each case on such considerations as the Committee in its sole discretion determines;

             (f) Determine whether, to what extent, and under what circumstances a Stock Right may be settled in, or the exercise price of a Stock Right may be paid in, cash, Stock, other Stock Rights, or other property, or a Stock Right may be canceled, forfeited, or surrendered;

             (g) Decide all other matters that must be determined in connection with a Stock Right;

             (h) Establish, adopt, or revise any rules or regulations, as it may deem necessary or advisable to administer the Plan;

             (i) Interpret the Plan, any Stock Right, and any Stock Right Agreement in its discretion; and

             (j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan.

         5.3 LIABILITY. No members of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any stock right granted under it. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

         5.4 GRANTS TO THE COMMITTEE. Stock Rights may be granted to members of the Committee, whether such grants are in their capacity as directors, officers or consultants, but no discretionary Stock Rights shall be granted to any person who is, at the time of the proposed grant, a member of the Committee unless such grant has been approved by a majority vote of the disinterested members of the Committee. All grants of Stock Rights to members of the Committee shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Committee who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself of discretionary Stock Rights but any such member may be counted in determining the existence of a quorum at any meeting of the Committee during which action is taken with respect to the granting to him of Stock Rights.

         5.5 DECISIONS BINDING. All decisions, interpretations, and determinations by the Committee with respect to the Plan, any Stock Right, and any Stock Right Agreement are final, binding, and conclusive on all parties.

                            ARTICLE 6: STOCK OPTIONS.

         6.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

                   (a) EXERCISE PRICE. The exercise price per share of Stock under an Option shall be determined by the Committee, provided that such exercise price shall not be less than eight-five percent (85%) of the Fair Market Value as of the date of grant in the case of a Non-Qualified Stock Option and one hundred percent (100%) of such Fair Market Value in the case of an Incentive Stock Option. In the case of an Incentive Stock Option to be granted to an employee owning stock which represents more than 10 percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such Incentive Stock Option shall not be less than 110 percent (110%) of the fair market value per share of Common Stock on the date of grant and such Incentive Stock Option shall not be exercisable after the expiration of 5 years from the date of grant.

                   (b) PAYMENT. Payment for Stock issued upon exercise of an Option shall be made in accordance with Article 9 of the Plan.

                   (c) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part provided, that no Option may be exercisable prior to six months following the date of the grant of such Option. The Committee also shall determine the expiration date of each Option and the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Committee may provide in any Stock Right Agreement with respect to an Option for expiration prior to its expiration date, or for accelerated exercisability, in the event of the Participant's death, disability, retirement, termination of service, or other events.

                   (d) EVIDENCE OF OPTION. All Options shall be evidenced by a written Agreement between the Company and the Participant. The Agreement shall include such provisions as may be specified by the Committee. The Agreement shall specify whether the Option is an Incentive Stock Option or a Non-Qualified Option.

     6.2 INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

                   (a) EXERCISE PRICE. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.

                   (b) EXERCISE. In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

                   (c) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the time a Stock Right is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00. Any Options granted that exceed this threshold shall be automatically deemed Non-Qualified Options.

                   (d) TEN PERCENT OWNERS. An Incentive Stock Option may be granted to a Ten Percent Owner, provided that at the time such option is granted the exercise price per share of Stock shall not be less than 110% of the Fair Market Value and such option by its terms is not exercisable after the expiration of five (5) years from the date of its grant.

                   (e) EXPIRATION OF INCENTIVE STOCK OPTIONS. No award of an Incentive Stock Option may be made pursuant to this Plan after the expiration of ten (10) years from the Effective Date.

                   (f) RIGHT TO EXERCISE. During a Participant's lifetime, an Incentive Stock Option, may be exercised only by the Participant.

                   (g) EMPLOYEES ONLY. Only common law employees of the Company or a Subsidiary are eligible to receive Incentive Stock Options.

                       ARTICLE 7: RESTRICTED STOCK AWARDS.

         7.1 RESTRICTED STOCK AWARDS. The Committee is authorized to make Stock Awards of Restricted Stock to Participants either in the form of a grant of Stock or an offer to sell Stock to a Participant, in such amounts and subject to such terms, conditions and restrictions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by an Agreement. A Stock Award Agreement may specify whether, and to what extent, holders of Restricted Stock Awards shall have voting, dividend, and other rights of holders of Stock.

         7.2 ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, including without limitation "vesting" or forfeiture restrictions, as the Committee may impose. These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Stock Right or thereafter.

         7.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Stock Right or thereafter, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide in any Stock Right Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in specified circumstances, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

         7.4 PAYMENT AND CERTIFICATES FOR RESTRICTED STOCK. If a Restricted Stock Right provides for the purchase of Stock by a Participant, payment shall be made pursuant to Article 9 of the Plan. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate until such time as all applicable restrictions lapse.

         7.5 RESTRICTIONS ON RESTRICTED STOCK RIGHTS. Each Restricted Stock Right shall be subject to such conditions, restrictions and contingencies, as the Committee shall determine. These may include continuous service and/or the achievement of performance goals. The performance goals that may be used by the Committee for such Stock Rights may be based on one or more business criteria that apply to the individual participant, a business unit of the Company, a Subsidiary or the Company as a whole, and/or performance as compared with that of other publicly traded companies. Such criteria may include, but are not limited to, stock price, market share, sales, earnings, earnings per share, return on equity, or costs. The Committee may designate a single performance goal criterion, or multiple performance goal criteria.

                    ARTICLE 8: STOCK REFERENCE STOCK AWARDS.

         8.1 GRANT OF STOCK-REFERENCE AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Stock Rights that are payable in, valued in whole or in part by reference to, or otherwise, based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, other rights convertible or exchangeable into shares of Stock, and Stock Rights valued by reference to book value of shares of Stock or the value of securities of or the performance of specified divisions or Subsidiaries of the Company.

         8.2 RESTRICTIONS ON STOCK-REFERENCE AWARDS. Each Stock-Reference Award shall be subject to such conditions, restrictions and contingencies, as the Committee shall determine. These may include continuous service and/or the achievement of performance goals. The performance goals that may be used by the Committee for such Stock Rights may be based on one or more business criteria that apply to the individual participant, a business unit of the Company, a Subsidiary, or the Company as a whole, and/or performance as compared with that of other publicly traded companies. Such criteria may include, but are not limited to, stock price, market share, sales, earnings, earnings per share, return on equity, or costs. The Committee may designate a single performance goal criterion, or multiple performance goal criteria.

                     ARTICLE 9: PAYMENT FOR STOCK PURCHASES;
                       WITHHOLDING TAXES; RELOAD OPTIONS.

         9.1 PAYMENT. Payment for Stock purchased pursuant to the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee in a Stock Right Agreement (or otherwise in writing where permitted by law):

         (a) By cancellation of indebtedness of the Company to the Participant;

         (b) By surrender of (or attestation to the ownership of) Stock, valued at Fair Market Value on the date new Stock is purchased under the Plan; provided, however, that such surrender or attestation shall not be permitted if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Right for financial reporting purposes;

         (c) By tender of a full recourse promissory note having such terms as may be approved by the Committee, secured by the Stock purchased, and bearing interest at a rate sufficient to avoid imputation of income under Sections 482 and 1274 of the Code; provided, however, that Participants who are not employees of the Company shall not be entitled to purchase Stock with a promissory note unless the note is adequately secured by collateral other than the Stock; provided, further, that in the case of newly issued shares of Stock, the portion of the Purchase Price equal to the par value of the Stock, if any, must be paid in cash or other legal consideration;

         (d) By waiver of compensation due or accrued to Participant for services rendered;

         (e) By tender of property acceptable to the Committee;

         (f) With respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock then exists:

                   (1) Through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Stock so purchased to pay for the exercise price and any applicable withholding taxes, and whereby the NASD Dealer irrevocably commits upon receipt of such Stock to forward the exercise price and any such withholding taxes directly to the Company;

                   (2) Through a "margin" commitment from Participant and a NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price and any applicable withholding taxes, and whereby the NASD Dealer irrevocably commits upon receipt of such Stock to forward the exercise price and any such withholding taxes directly to the Company; or

                   (3) Through any other "cashless exercise" procedure approved by the Committee; or

         (g) By any combination of the foregoing.

         9.2 LOAN GUARANTEES. The Committee may help the Participant pay for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

         9.3 TAX WITHHOLDING. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan. Whenever, under the

Plan, payments in satisfaction of Stock Rights are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements. With respect to withholding required upon any taxable event relating to the issuance of Stock under the Plan, Participants may elect, subject to the Committee's approval and any rules or policies adopted by the Committee from time to time, to satisfy the withholding requirement, in whole or in part, by having the Company or any Subsidiary withhold shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes. The Committee may, at the time any Stock Right is granted, require that any and all applicable tax withholding requirements be satisfied by the withholding of shares of Stock as set forth above.

         9.4 RELOAD OPTIONS. Stock Right Agreements may contain a provision pursuant to which a Participant who pays all or a portion of the exercise price of an Option or the tax required to be withheld pursuant to an exercise of an Option by surrendering shares of Stock pursuant to Sections 9.1 or 9.3, respectively, shall be automatically granted an Option for the purchase of Stock equal to the number of shares surrendered (a "Reload Option"). The grant of the Reload Option shall be effective on the date the Participant surrenders the shares of Stock in respect of which the Reload Option is granted (the "Reload Date"). The Reload Option shall have an exercise price equal to the Fair Market Value of the Stock on the Reload Date, and shall have a term which is no longer, and which shall lapse no later, than the original term of the underlying option. If stock otherwise available under an Incentive Stock Option is withheld pursuant to Section 9.3, any Reload Option granted in connection with the withholding shall be treated as a new Incentive Stock Option, subject to the rules set forth in Section 6.2.

                        ARTICLE 10: ADDITIONAL PROVISIONS
                           APPLICABLE TO STOCK RIGHTS.

         10. STAND-ALONE, TANDEM, AND SUBSTITUTE STOCK RIGHTS. Stock Rights granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Stock Right granted under the Plan. Stock Rights granted in addition to or in tandem with other Stock Rights may be granted either at the same time as or at a different time from the grant of such other Stock Rights.

         10.2 EXCHANGE PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Stock Right for a payment in cash, Stock, or another Stock Right, based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

         10.3 TERM OF STOCK RIGHT. The term of each Stock Right shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant.

         10.4 FORM OF PAYMENT FOR STOCK RIGHTS. Subject to the terms of the
Plan and any applicable law or Stock Right Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of a Stock Right may be made in such forms as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Stock Rights, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

         10.5 LIMITS ON TRANSFER. No right or interest of a Participant in any Stock Right may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided below, no Stock Right shall be assignable or transferable by a Participant other than by will, beneficiary designation or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order as defined in Section 414(p)(1)(A) of the Code or Title I of the Employee Retirement Income Security Act, or the rules there under. The Committee may determine and specify in any Stock Right Agreement for a Stock Right other than a Stock Right that includes an Incentive Stock Option, at the time of granting a Stock Right or thereafter, that a Participant may assign or otherwise transfer all or a portion of the rights represented by the Stock Right to specified individuals or classes of individuals, or to a trust benefitting such individuals or classes of individuals, or to a partnership or other entity in which all partners or equity owners are such individuals, subject to such restrictions, limitations, or conditions as the Committee deems to be appropriate.

         10.6 STOCK CERTIFICATES. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules, and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

                    ARTICLE 11: CHANGES IN CAPITAL STRUCTURE;
                               CHANGE OF CONTROL.

         11.1 GENERAL; ADJUSTMENTS. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Stock, a declaration of a dividend payable in a form other than Stock in an amount that has a material effect on the price of the Stock, a combination or consolidation of the outstanding Stock (by classification or otherwise) into a lesser number of shares of Stock, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of (a) the number of shares of Stock available for future Stock Rights under Article 3, (b) the limitations set forth in Article 3,
(c) the number and kind of shares of Stock covered by each outstanding Stock Right or (d) the exercise price under each outstanding Option or other Stock Right in the nature of rights that may be exercised. Except as provided in this
Article 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

         11.2 DISSOLUTION OR LIQUIDATION. To the extent not previously exercised, Stock Rights shall terminate immediately prior to the dissolution or liquidation of the Company.

         11.3 REORGANIZATIONS. In the event that the Company is a party to a merger, consolidation or other reorganization, outstanding Stock Rights shall be subject to the agreement of merger, consolidation or reorganization, the Committee shall cause such agreement to provide, (a) for the continuation of outstanding Stock Rights by the Company (if the Company is a surviving corporation), (b) for their assumption by the surviving corporation or its parent or subsidiary, (c) for the substitution by the surviving corporation or its parent or subsidiary of its own Stock Rights for such Stock Rights, (d) for accelerated vesting, accelerated expiration and/or lapse of restrictions, or (e) for settlement in cash or cash equivalents.

         11.4 EFFECT OF CHANGE IN CONTROL. The Committee may determine and specify in any Stock Right Agreement, at the time of granting a Stock Right or thereafter, that any or all outstanding Options and other Stock Rights in the nature of rights that may be exercised shall become fully exercisable and any or all restrictions on other Stock Rights shall lapse, upon the effectiveness of a Change of Control, subject to the following limitations:

         (a) In the case of an Incentive Stock Option, the acceleration of exercisability shall not occur without the Participant's written consent.

         (b) If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the surviving entity's independent public accountants determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

              ARTICLE 12: AMENDMENT, MODIFICATION, AND TERMINATION.

         12.1 AMENDMENT, MODIFICATION, AND TERMINATION. With the approval of the Committee, at any time and from time to time, the Committee may terminate, amend, or modify the Plan. An amendment or modification of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations and rules.

         12.2 STOCK RIGHTS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Stock Right previously granted under the Plan, without the written consent of the Participant.

                         ARTICLE 13: GENERAL PROVISIONS.

         13.1 NO RIGHTS TO STOCK RIGHTS. No Participant or employee shall have any claim to be granted any Stock Right under the Plan, and neither the Company nor the Committee is obligated to treat Participants and employees uniformly.

         13.2 NO STOCKHOLDERS RIGHTS. No Stock Right gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Stock Right.

         13.3 NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any Stock Right Agreement shall interfere with or limit in any way the "at will" nature of any Participant's employment or other relationship with the Company or any Subsidiary, nor confer upon any Participant any right to continue in the employment or any other relationship of the Company or any Subsidiary, and the Company and each Subsidiary reserve the right to terminate any Participant's employment or other relationship at any time.

         13.4 UNFUNDED STATUS OF STOCK RIGHTS. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to a Stock Right, nothing contained in the Plan or any Stock Right Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

         13.5 RELATIONSHIP TO OTHER BENEFITS No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

         13.6 EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

         13.7 TITLES AND HEADINGS. The titles and headings of the Articles and Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

         13.8 FRACTIONAL SHARES. No fractional shares of stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

         13.9 SECURITIES LAW COMPLIANCE. With respect to any person who is, on the relevant date, obligated to file reports under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Section 16 or its successors under the Exchange Act. To the extent any provision of the Plan or any Stock Right Agreement or any action by the Committee fails to so comply, it shall be void to the extent required by law and voidable as deemed advisable by the Committee.

         13.10 GOVERNMENT AND OTHER REGULATIONS.The obligation of the Company to make payment of Stock Rights in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act any of the shares of Stock paid under the Plan. The Company may restrict the issuance or transfer of such shares in such manner as it deems advisable to ensure the satisfaction of all legal requirements relating to their registration, qualification or listing or any exemption there from.

         13.11 GOVERNING LAW. The Plan and all Stock Right Agreements shall be construed in accordance with and governed by the laws of the State of Florida.

         13.12 NON-EXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Committee in its discretion determines desirable, including, without limitation, the granting of stock options or other rights otherwise than under the Plan.

                            ARTICLE 14: DEFINITIONS.

         14.1 DEFINITIONS. The following words and phrases shall have the following meanings for purposes of this Plan:

         (a) "STOCK RIGHT" means any Option, Restricted Stock, Stock Right, or Stock- Reference Stock Right, or any other right or interest relating to Stock, cash or property, granted to a Participant under the Plan.

         (b) "STOCK RIGHT AGREEMENT" means any written agreement, contract, or other instrument or document evidencing a Stock Right.




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

         (c) "BOARD" means the Board of Directors of the Company.

         (d) "CHANGE OF CONTROL" means and includes each of the following:

                   (1) Any transaction or series of transactions, whereby any person (as that term is used in Section 13 and 14(d)(2) of the Exchange Act), is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act) directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; provided, that for purposes of this paragraph, the term "person" shall exclude
         (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

                   (2) Any merger, consolidation, or liquidation of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Stock would be converted into cash, securities, or other property, other than (i) a merger or consolidation with a wholly owned Subsidiary, (ii) a reincorporation of the Company in a different jurisdiction, or (iii) other transaction in which there is no substantial change in the stockholders of the Company, where in the case of (i), (ii) or (iii) all then outstanding Stock Rights are assumed by the successor corporation, which assumption shall be binding on all Participants;

                   (3) Any merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization.

                   (4) The sale, transfer, or other disposition of all or substantially all of the assets of the Company.

                   (5) A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either (i) had been directors of the Company on the date 12 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved.

         A transaction shall not constitute a Change of Control if its sole purpose is to change the state




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         of incorporation of the Company or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         (e) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         (f) "COMMITTEE" means the committee of the Board described in
         Article 5.

         (g) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (h) "FAIR MARKET VALUE" means with respect to Stock or any other property, the fair market value of such Stock or other property determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any date shall be the closing price for the Stock as reported on the Nasdaq National Market (or on any national securities exchange on which the Stock is then listed) for that date or, if no closing price is so reported for that date, the closing price on the next preceding date for which a closing price was reported.

         (i) "INCENTIVE STOCK OPTION" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

         (j) "NON-QUALIFIED STOCK OPTION" means an Option that is not intended to be an Incentive Stock Option.

         (k) "OPTION" means a right granted to a Participant under Article 6 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

         (l) "PARTICIPANT" means a person who, as an officer, director, employee, director, consultant, independent contractor, or adviser of the Company or any Subsidiary, has been granted a Stock Right under the Plan.

         (m) "PREDECESSOR PLAN" means the 1996 Incentive Stock Option Plan of the Company.

         (n) "PLAN" means this 2000 Equity Incentive Plan, as amended from time to time.

         (o) "RESTRICTED STOCK RIGHT" means Stock granted to a Participant or offered for sale to a Participant under Article 7.

         (p) "SECURITIES ACT" means the Securities Act of 1933, as amended.



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

         (q) "STOCK" means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

         (r) "STOCK-REFERENCE STOCK RIGHT" means a right, granted to a Participant under Article 8.

         (s) "SUBSIDIARY" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

    (t) "TEN PERCENT OWNER" means any individual who, at the date of grant of an Incentive Stock Option, owns stock possessing ten percent or more of the total combined voting power of all classes of Stock of the Company or a Subsidiary. For purposes of determining such percentage, the following rules shall apply:

                   (1) the individual with respect to whom such percentage is being determined shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and

                   (2) Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.




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